UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: April 30, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

DIVERSIFIED STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2008

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES - 64.7%
Aerospace & Defense - 0.6%
	DRS Technologies Inc., Senior Subordinated Notes:
1,455,000	6.625% due 2/1/16 (a)	$1,447,725
100,000	7.625% due 2/1/18	102,500
	Hawker Beechcraft Acquisition Co.:
120,000	8.875% due 4/1/15 (b)	126,300
1,015,000	9.750% due 4/1/17 (a)	1,075,900
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (b)(c)(d)(e)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (a)	1,385,350

	Total Aerospace & Defense	4,137,775

Airlines - 0.2%
	Continental Airlines Inc., Pass-Through Certificates:
5,203	6.541% due 9/15/09	5,203
270,552	8.312% due 4/2/11	252,966
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)(f)	1,327,625

	Total Airlines	1,585,794

Auto Components - 0.3%
840,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	483,000
1,505,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (a)	1,331,925

	Total Auto Components	1,814,925

Automobiles - 2.9%
	DaimlerChrysler North America Holding Corp.:
700,000	5.875% due 3/15/11	716,808
2,620,000	Notes, 4.050% due 6/4/08 (a)	2,620,456
	Ford Motor Co.:
	Debentures:
485,000	8.875% due 1/15/22	395,275
875,000	6.625% due 10/1/28	575,312
525,000	8.900% due 1/15/32	397,688
5,590,000	Notes, 7.450% due 7/16/31 (a)	4,206,475
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23	594,475
14,080,000	8.375% due 7/15/33 (a)	10,788,800

	Total Automobiles	20,295,289

Building Products - 0.4%
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (a)	1,455,000
855,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	630,562
900,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.093% due 3/1/14	391,500

	Total Building Products	2,477,062

Capital Markets - 1.5%
4,030,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18 (a)	4,413,894
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	800,835
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	349,950
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,000,000	4.500% due 7/26/10 (a)	984,083
270,000	5.625% due 1/24/13	266,313
520,000	Senior Notes, 6.200% due 9/26/14	523,913
	Morgan Stanley:
	Medium-Term Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†		SECURITY	VALUE
Capital Markets - 1.5% (continued)
410,000		5.625% due 1/9/12	$414,439
650,000		3.184% due 10/18/16 (g)	572,191
1,975,000		Subordinated Notes, 4.750% due 4/1/14 (a)	1,855,655
430,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (f)	489,985

		Total Capital Markets	10,671,258

Chemicals - 0.5%
800,000		Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	680,000
435,000		Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	461,100
1,525,000		Methanex Corp., Senior Notes, 8.750% due 8/15/12 (a)	1,643,187
610,000		Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (f)	408,700
245,000		Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	216,825

		Total Chemicals	3,409,812

Commercial Banks - 3.5%
		Glitnir Banki HF:
		Notes:
1,070,000		6.330% due 7/28/11 (f)	861,769
780,000		6.375% due 9/25/12 (f)	675,123
200,000		Subordinated Bonds, 7.451% due 9/14/16 (f)(g)(h)	129,663
2,270,000		Subordinated Notes, 6.693% due 6/15/16 (a)(f)(g)	1,634,359
21,311,000	RUB	HSBC Bank PLC, (Credit Linked Notes linked to OAO Gazprom) 7.000% due 11/1/11 (a)(f)(g)	894,818
		HSBC Bank USA, Notes:
50,722		7.000% due 11/1/11 (d)(g)	55,228
48,815		7.000% due 11/1/11 (d)(f)(g)	53,072
		ICICI Bank Ltd., Subordinated Bonds:
1,082,000		6.375% due 4/30/22 (a)(f)(g)	966,603
870,000		6.375% due 4/30/22 (f)(g)	777,234
460,000		Landsbanki Islands HF, 6.100% due 8/25/11 (f)	409,878
1,230,000		Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(f)(g)(h)	1,095,151
2,060,000		Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)(f)	1,923,525
220,000		Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (f)(g)	208,213
2,280,000		Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(f)(g)(h)	1,675,533
		TuranAlem Finance BV, Bonds:
3,710,000		8.250% due 1/22/37 (a)(f)	3,032,925
550,000		8.250% due 1/22/37 (f)	448,937
5,280,000		Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	5,232,395
4,365,000		Wells Fargo & Co., Notes, 5.300% due 8/26/11 (a)	4,458,346
100,000		Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	89,271

		Total Commercial Banks	24,622,043

Commercial Services & Supplies - 1.1%
875,000		Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	756,875
999,000		Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17 (a)	1,003,995
75,000		Corrections Corp. of America, Senior Subordinated Notes, 6.250% due 3/15/13	75,000
1,165,000		DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13 (a)	1,201,406
490,000		Interface Inc., Senior Notes, 10.375% due 2/1/10	515,725
845,000		Rental Services Corp., Senior Notes, 9.500% due 12/1/14	760,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Commercial Services & Supplies - 1.1% (continued)
850,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (f)	$756,500
2,290,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12 (a)	2,360,528

	Total Commercial Services & Supplies	7,430,529

Consumer Finance - 5.4%
450,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	445,797
	Ford Motor Credit Co.:
	Notes:
350,000	7.375% due 10/28/09	337,034
1,075,000	7.875% due 6/15/10 (a)	1,023,705
150,000	7.000% due 10/1/13	129,557
	Senior Notes:
1,000,000	5.800% due 1/12/09 (a)	977,968
3,137,000	8.050% due 6/15/11 (a)(g)	2,877,234
1,715,000	9.875% due 8/10/11 (a)	1,660,592
240,000	5.460% due 1/13/12 (g)	201,980
13,240,000	8.000% due 12/15/16 (a)	11,604,767
	General Motors Acceptance Corp.:
24,180,000	Bonds, 8.000% due 11/1/31 (a)	18,334,606
140,000	Notes, 5.125% due 5/9/08	139,966
200,000	Senior Notes, 5.850% due 1/14/09	195,543

	Total Consumer Finance	37,928,749

Containers & Packaging - 0.4%
755,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	713,475
865,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	865,000
275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	275,000
800,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (f)	754,000
750,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (c)(d)(e)	0

	Total Containers & Packaging	2,607,475

Diversified Consumer Services - 0.2%
	Education Management LLC/Education Management Finance Corp.:
420,000	Senior Notes, 8.750% due 6/1/14	375,900
475,000	Senior Subordinated Notes, 10.250% due 6/1/16	401,375
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	257,556

	Total Diversified Consumer Services	1,034,831

Diversified Financial Services - 7.0%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)(f)	1,214,371
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	785,486
970,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (f)	708,100
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (f)	575,225
	Citigroup Inc.:
1,820,000	6.875% due 3/5/38 (a)	1,888,326
300,000	Senior Notes, 5.875% due 5/29/37	270,419
80,000	Subordinated Notes, 6.125% due 8/25/36	73,667
24,453,000	Dow Jones CDX HY, 7.625% due 6/29/12 (a)(f)	23,749,976
3,070,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (a)(f)	3,191,867
437,207	Emeralds, Notes, 3.270% due 8/4/20 (d)(f)(g)	437,168
870,000	General Electric Capital Corp., Medium-Term Notes, 4.125% due 9/1/09 (a)	879,730
	JPMorgan Chase & Co.:
1,360,000	5.150% due 10/1/15 (a)	1,361,438

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Diversified Financial Services - 7.0% (continued)
	Subordinated Notes:
700,000	6.625% due 3/15/12	$731,221
5,160,000	5.125% due 9/15/14 (a)	5,100,366
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (g)(h)	805,639
	Residential Capital LLC:
4,040,000	8.500% due 4/17/13 (a)	2,060,400
210,000	Senior Notes, 8.000% due 2/22/11	109,200
2,500,000	Sigma Finance Inc., Medium-Term Notes, 8.000% due 6/22/17 (a)(d)(f)(g)	1,675,000
405,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	369,562
	TNK-BP Finance SA:
1,710,000	7.500% due 7/18/16 (a)(f)	1,660,837
100,000	7.500% due 7/18/16 (f)	97,500
270,000	6.625% due 3/20/17 (f)	246,038
	Vanguard Health Holdings Co.:
100,000	I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	84,500
960,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (a)	981,600

	Total Diversified Financial Services	49,057,636

Diversified Telecommunication Services - 2.7%
600,000	AT&T Inc., 5.500% due 2/1/18	601,020
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	59,500
696,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	621,180
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	1,464,896
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (c)(d)(e)	0
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	96,200
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (a)	2,037,500
	Intelsat Corp.:
270,000	9.000% due 6/15/16	273,713
516,000	Senior Notes, 9.000% due 8/15/14	523,095
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (a)	2,278,024
	Level 3 Financing Inc.:
70,000	6.704% due 2/15/15 (g)	56,350
855,000	Senior Notes, 9.250% due 11/1/14	782,325
740,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (f)	760,350
166,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	163,925
	Qwest Corp.:
895,000	Notes, 6.050% due 6/15/13 (g)	861,438
1,190,000	Senior Notes, 7.500% due 10/1/14 (a)	1,201,900
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15 (a)	1,615,514
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13 (a)	1,004,209
1,230,000	Vimpel Communications, 8.375% due 4/30/13 (a)(f)	1,230,958
1,185,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16 (a)	1,149,450
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (f)	97,425
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	2,157,625

	Total Diversified Telecommunication Services	19,036,597

Electric Utilities - 1.5%
1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12 (a)	1,045,334
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	1,509,279
	FirstEnergy Corp., Notes:
240,000	6.450% due 11/15/11	249,434
3,235,000	7.375% due 11/15/31 (a)	3,583,730
454,966	Midwest Generation LLC, Pass-Through Certificates, 8.560% due 1/2/16	491,363

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Electric Utilities - 1.5% (continued)
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10 (a)	$2,115,325
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (a)	1,516,691

	Total Electric Utilities	10,511,156

Electronic Equipment & Instruments - 0.2%
	NXP BV/NXP Funding LLC:
530,000	Senior Notes, 9.500% due 10/15/15	514,100
690,000	Senior Secured Notes, 7.875% due 10/15/14	684,825

	Total Electronic Equipment & Instruments	1,198,925

Energy Equipment & Services - 0.2%
1,135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	1,143,512
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	156,000
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	356,575

	Total Energy Equipment & Services	1,656,087

Food & Staples Retailing - 0.3%
	CVS Lease Pass-Through Trust:
357,209	5.880% due 1/10/28 (d)(f)	322,381
1,506,325	6.036% due 12/10/28 (a)(f)	1,390,162
	Kroger Co.:
60,000	6.400% due 8/15/17	63,944
90,000	Senior Notes, 6.150% due 1/15/20	93,922
220,000	Wal-Mart Stores Inc., 5.800% due 2/15/18	234,325

	Total Food & Staples Retailing	2,104,734

Food Products - 0.2%
	Dole Food Co. Inc., Senior Notes:
1,716,000	7.250% due 6/15/10 (a)	1,544,400
50,000	8.875% due 3/15/11	45,000

	Total Food Products	1,589,400

Gas Utilities - 0.2%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (a)	1,509,750

Health Care Equipment & Supplies - 0.1%
390,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	354,900

Health Care Providers & Services - 2.7%
1,290,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	1,348,050
	DaVita Inc.:
5,000	Senior Notes, 6.625% due 3/15/13	5,000
1,710,000	Senior Subordinated Notes, 7.250% due 3/15/15 (a)	1,722,825
	HCA Inc.:
60,000	Notes, 7.500% due 11/6/33	49,500
	Senior Notes:
219,000	5.750% due 3/15/14	190,530
466,000	6.500% due 2/15/16	419,400
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14 (a)	1,158,125
1,070,000	9.250% due 11/15/16 (a)	1,152,925
5,936,000	9.625% due 11/15/16 (a)(b)	6,388,620
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (a)	2,291,750
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13 (a)	3,073,520
	Universal Hospital Services Inc.:
180,000	8.288% due 6/1/15 (g)	171,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Health Care Providers & Services - 2.7% (continued)
135,000	8.500% due 6/1/15 (b)	$138,375
848,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12 (b)(g)	686,880

	Total Health Care Providers & Services	18,796,500

Hotels, Restaurants & Leisure - 0.7%
750,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (e)	22,500
425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	393,125
295,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	287,625
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	996,150
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	529,425
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	135,575
480,000	Senior Notes, 7.625% due 1/15/17	440,400
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	64,687
75,000	6.875% due 2/15/15	63,938
120,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	123,300
405,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	366,525
165,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.936% due 2/1/14 (f)(g)	130,350
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (a)	917,062
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (f)	272,250

	Total Hotels, Restaurants & Leisure	4,742,912

Household Durables - 0.3%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	111,650
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(e)	0
685,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	534,300
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (a)	1,073,738
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.817% due 9/1/12	638,250

	Total Household Durables	2,357,938

Independent Power Producers & Energy Traders - 6.7%
	AES Corp., Senior Notes:
2,080,000	9.375% due 9/15/10 (a)	2,223,000
18,987,000	7.750% due 3/1/14 (a)	19,556,610
590,000	7.750% due 10/15/15	612,125
4,790,000	8.000% due 10/15/17 (a)	5,017,525
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	24,188
1,280,000	Senior Notes, 7.750% due 6/1/19 (a)	1,280,000
	Edison Mission Energy, Senior Notes:
950,000	7.750% due 6/15/16 (a)	999,875
1,480,000	7.200% due 5/15/19 (a)	1,498,500
355,000	7.625% due 5/15/27	347,456
4,070,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (a)(b)(f)	4,283,675
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	1,146,750
	NRG Energy Inc., Senior Notes:
625,000	7.250% due 2/1/14	643,750
2,970,000	7.375% due 2/1/16 (a)	3,066,525
	TXU Corp., Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Independent Power Producers & Energy Traders - 6.7% (continued)
1,730,000	5.550% due 11/15/14 (a)	$1,421,901
1,420,000	6.500% due 11/15/24 (a)	1,086,786
4,190,000	6.550% due 11/15/34 (a)	3,186,922

	Total Independent Power Producers & Energy Traders	46,395,588

Industrial Conglomerates - 1.7%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(e)	0
	Tyco International Group SA:
	Notes:
745,000	6.125% due 11/1/08	748,499
40,000	6.125% due 1/15/09	40,285
3,440,000	6.000% due 11/15/13 (a)	3,487,486
7,730,000	6.875% due 1/15/29 (a)	7,448,636
360,000	Senior Notes, 6.375% due 10/15/11	371,360

	Total Industrial Conglomerates	12,096,266

Insurance - 0.0%
260,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	260,272

IT Services - 0.4%
360,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (b)(f)	338,400
490,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	499,925
	SunGard Data Systems Inc.:
641,000	Senior Notes, 9.125% due 8/15/13	673,050
1,410,000	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	1,505,175

	Total IT Services	3,016,550

Leisure Equipment & Products - 2.5%
18,150,000	Eastman Kodak Co., 7.250% due 11/15/13 (a)	17,696,250

Machinery - 0.0%
80,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	82,000

Media - 3.8%
	Affinion Group Inc.:
870,000	Senior Notes, 10.125% due 10/15/13 (a)	883,050
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	414,225
16,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	15,400
4,232,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	3,311,540
	CCH II LLC/CCH II Capital Corp., Senior Notes:
920,000	10.250% due 9/15/10 (a)	890,100
389,000	10.250% due 10/1/13	355,935
205,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	124,794
350,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	219,187
760,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (f)	807,500
270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	229,644
435,000	CMP Susquehanna Corp., 10.125% due 5/15/14	313,200
2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	3,027,507
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	163,762
	Comcast Corp., Notes:
1,580,000	6.500% due 1/15/15 (a)	1,650,613
690,000	6.500% due 1/15/17	720,820
20,000	5.875% due 2/15/18	19,982
	CSC Holdings Inc., Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Media - 3.8% (continued)
25,000	8.125% due 7/15/09	$25,563
1,025,000	7.625% due 4/1/11 (a)	1,037,812
100,000	6.750% due 4/15/12	98,500
2,661,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13 (a)	2,514,645
2,250,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (a)	2,205,000
1,225,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	802,375
800,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09	811,442
	News America Inc.:
690,000	6.200% due 12/15/34	671,983
80,000	6.650% due 11/15/37	82,967
675,000	Notes, 5.300% due 12/15/14	679,159
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	605,875
410,000	Sun Media Corp., 7.625% due 2/15/13	399,750
2,545,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (a)	2,738,626
780,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (f)	709,800

	Total Media	26,530,756

Metals & Mining - 0.9%
970,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (a)(f)	986,975
1,570,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	1,624,950
570,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14 (b)(f)(g)	458,850
581,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	534,520
410,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	393,600
	Vale Overseas Ltd., Notes:
60,000	8.250% due 1/17/34	70,410
2,370,000	6.875% due 11/21/36 (a)	2,404,602

	Total Metals & Mining	6,473,907

Multi-Utilities - 0.4%
2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (a)	2,477,830

Multiline Retail - 0.4%
985,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (a)(b)	911,125
	Neiman Marcus Group Inc.:
280,000	7.125% due 6/1/28	252,000
1,225,000	Senior Subordinated Notes, 10.375% due 10/15/15 (a)	1,292,375

	Total Multiline Retail	2,455,500

Oil, Gas & Consumable Fuels - 10.0%
2,020,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (a)	2,255,427
	Anadarko Petroleum Corp., Senior Notes:
1,860,000	3.200% due 9/15/09 (a)(g)	1,828,780
540,000	5.950% due 9/15/16	556,252
1,455,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (a)	1,498,650
	Compagnie Generale de Geophysique SA, Senior Notes:
515,000	7.500% due 5/15/15	534,312
310,000	7.750% due 5/15/17	321,625
4,800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	5,511,946
390,290	Corral Finans AB, 4.213% due 4/15/10 (b)(f)(g)	335,649
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (c)(d)(e)	0
1,620,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32 (a)	1,998,228
	El Paso Corp.:
	Medium-Term Notes:
500,000	7.375% due 12/15/12	528,972
4,701,000	7.800% due 8/1/31 (a)	4,967,993

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†		SECURITY	VALUE
Oil, Gas & Consumable Fuels - 10.0% (continued)
13,044,000		7.750% due 1/15/32 (a)	$13,792,947
4,000,000		Notes, 7.875% due 6/15/12 (a)	4,283,312
2,415,000		Senior Subordinated Notes, 7.000% due 6/15/17 (a)	2,532,323
670,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (g)	667,855
1,305,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (a)	1,305,000
200,000		Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	212,250
1,550,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)(f)	1,817,375
		Gazprom:
		Bonds:
39,630,000	RUB	6.790% due 10/29/09 (a)	1,673,377
13,210,000	RUB	7.000% due 10/27/11	557,792
		Loan Participation Notes:
2,630,000		6.212% due 11/22/16 (a)(f)	2,491,925
1,370,000		Senior Notes, 6.510% due 3/7/22 (a)(f)	1,256,975
370,000		Hess Corp., Notes, 7.300% due 8/15/31	417,518
730,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	740,950
		Kerr-McGee Corp.:
1,450,000		6.950% due 7/1/24 (a)	1,534,670
660,000		Notes, 7.875% due 9/15/31	784,809
		Kinder Morgan Energy Partners LP:
500,000		6.750% due 3/15/11	521,506
20,000		Medium-Term Notes, 6.950% due 1/15/38	20,339
		Senior Notes:
330,000		6.300% due 2/1/09	334,705
35,000		7.125% due 3/15/12	36,996
325,000		5.000% due 12/15/13	317,779
20,000		6.000% due 2/1/17	20,031
530,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	526,025
		OPTI Canada Inc., Senior Secured Notes:
640,000		7.875% due 12/15/14	654,400
620,000		8.250% due 12/15/14	643,250
215,000		Peabody Energy Corp., 6.875% due 3/15/13	220,375
		Pemex Project Funding Master Trust:
540,000		6.625% due 6/15/35 (f)	565,254
1,086,000		Senior Bonds, 6.625% due 6/15/35 (a)	1,136,788
260,000		Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	269,750
510,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	541,875
470,000		Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17 (f)	439,450
1,725,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(f)	1,643,062
905,000		Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11 (a)	914,050
10,000		Tennessee Gas Pipeline Co., 7.625% due 4/1/37	10,845
400,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (f)	394,000
650,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	654,875
		Williams Cos. Inc.:
		Notes:
2,000,000		7.125% due 9/1/11 (a)	2,135,000
2,725,000		7.875% due 9/1/21 (a)	2,990,687
262,000		8.750% due 3/15/32	311,125
50,000		Senior Notes, 7.625% due 7/15/19	54,250
40,000		XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	43,570

		Total Oil, Gas & Consumable Fuels	69,806,899

Paper & Forest Products - 1.0%
		Abitibi-Consolidated Co. of Canada:
		Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Paper & Forest Products - 1.0% (continued)
190,000	7.750% due 6/15/11	$86,450
310,000	8.375% due 4/1/15	130,200
1,360,000	Senior Secured Notes, 13.750% due 4/1/11 (a)(f)	1,434,800
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14 (a)	1,451,250
1,375,000	NewPage Corp., Senior Secured Notes, 9.489% due 5/1/12 (a)(g)	1,440,312
2,070,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (a)	2,167,220

	Total Paper & Forest Products	6,710,232

Pharmaceuticals - 0.0%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (c)(e)	5,363

Real Estate Investment Trusts (REITs) - 0.2%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	37,400
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	175,219
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	228,538
865,000	6.750% due 4/1/17	854,187

	Total Real Estate Investment Trusts (REITs)	1,295,344

Real Estate Management & Development - 0.2%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	180,375
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)	1,292,500

	Total Real Estate Management & Development	1,472,875

Road & Rail - 0.6%
960,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12 (a)	1,005,600
	Hertz Corp.:
550,000	Senior Notes, 8.875% due 1/1/14	556,875
2,635,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	2,664,644
220,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	226,600

	Total Road & Rail	4,453,719

Semiconductors & Semiconductor Equipment - 0.1%
420,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	371,700

Software - 0.1%
510,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	430,950

Specialty Retail - 0.1%
550,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	449,625
195,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	201,581
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07 (c)(d)(e)	0
270,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	243,675

	Total Specialty Retail	894,881

Textiles, Apparel & Luxury Goods - 0.0%
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	47,875
250,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	180,625

	Total Textiles, Apparel & Luxury Goods	228,500

Thrifts & Mortgage Finance - 0.5%
	Countrywide Financial Corp.:
670,000	6.250% due 5/15/16	590,431
	Medium-Term Notes:
110,000	2.874% due 6/18/08 (g)	107,096

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Thrifts & Mortgage Finance - 0.5% (continued)
90,000	2.868% due 1/5/09 (g)	$85,297
3,920,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (a)(d)	2,744,000

	Total Thrifts & Mortgage Finance	3,526,824

Tobacco - 0.1%
	Alliance One International Inc., Senior Notes:
100,000	8.500% due 5/15/12	95,500
285,000	11.000% due 5/15/12	294,975

	Total Tobacco	390,475

Trading Companies & Distributors - 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (f)	532,400
915,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	800,625
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(f)	870,100

	Total Trading Companies & Distributors	2,203,125

Transportation Infrastructure - 0.1%
	Swift Transportation Co., Senior Secured Notes:
395,000	10.815% due 5/15/15 (f)(g)	132,325
1,135,000	12.500% due 5/15/17 (f)	405,763

	Total Transportation Infrastructure	538,088

Wireless Telecommunication Services - 1.5%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	25,688
290,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	286,375
	Nextel Communications Inc., Senior Notes:
220,000	6.875% due 10/31/13	181,633
1,750,000	7.375% due 8/1/15 (a)	1,400,945
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	375,300
	Rural Cellular Corp.:
310,000	Senior Notes, 9.875% due 2/1/10	322,400
500,000	Senior Subordinated Notes, 6.076% due 6/1/13 (g)	507,500
	Sprint Capital Corp.:
80,000	Notes, 8.750% due 3/15/32	70,762
	Senior Notes:
2,875,000	8.375% due 3/15/12 (a)	2,740,634
4,425,000	6.875% due 11/15/28 (a)	3,448,730
1,590,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)(f)	1,423,050

	Total Wireless Telecommunication Services	10,783,017

	TOTAL CORPORATE BONDS & NOTES (Cost - $483,088,237)	451,528,988

ASSET-BACKED SECURITIES - 3.0%
Diversified Financial Services - 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (c)(d)(e)	0

Home Equity - 2.4%
	ACE Securities Corp.:
2,769,260	3.025% due 2/25/31 (a)(g)	2,517,054
777,645	3.065% due 1/25/36 (g)	226,540
994,941	Amortizing Residential Collateral Trust, 4.095% due 8/25/32 (g)	532,011
790,777	Asset-Backed Securities Corp., Home Loan Equity Trust, 5.566% due 4/15/33 (g)	582,804
	Countrywide Asset-Backed Certificates:
1,496,664	4.145% due 6/25/34 (g)	851,073
69,365	3.095% due 12/25/36 (g)	68,779

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
Home Equity - 2.4% (continued)
31,794	Countrywide Home Equity Loan Trust, 3.066% due 11/15/28 (g)	$22,553
994,697	First Horizon ABS Trust, 3.055% due 10/25/34 (g)	565,814
242,291	Green Tree Financial Corp., 7.070% due 1/15/29	242,419
	GSAMP Trust:
379,031	2.995% due 1/25/36 (g)	217,301
1,711,415	2.985% due 5/25/36 (a)(g)	1,096,929
872,648	GSRPM Mortgage Loan Trust, 3.195% due 3/25/35 (d)(f)(g)	722,151
788,735	Indymac Home Equity Loan Asset-Backed Trust, 3.065% due 4/25/36 (g)	400,601
4,337,213	Indymac Seconds Asset Backed Trust, 3.025% due 6/25/36 (a)(g)	1,656,475
243,372	IXIS Real Estate Capital Trust, 2.955% due 8/25/36 (g)	242,551
91,625	Provident Bank Home Equity Loan Trust, 3.675% due 1/25/31 (g)	77,096
3,795,450	RAAC, 3.145% due 2/25/37 (a)(f)(g)	3,421,234
	SACO I Trust:
652,763	3.065% due 3/25/36 (g)	287,186
4,051,714	3.025% due 6/25/36 (a)(g)	1,433,098
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/33 (f)	53
208,430	5.500% due 3/27/34 (f)	23
3,734,772	Structured Asset Securities Corp., 3.005% due 2/25/36 (a)(f)(g)	1,196,316

	Total Home Equity	16,360,061

Manufactured Housing - 0.1%
482,466	Mid-State Trust, 7.340% due 7/1/35	505,976

Other - 0.0%
8,700,057	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35 (c)(d)(e)(g)	0

Student Loan - 0.5%
3,828,254	SLM Student Loan Trust, 2.910% due 7/25/17 (a)(g)	3,802,926

	TOTAL ASSET-BACKED SECURITIES (Cost - $48,742,711)	20,668,963

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.6%
1,554,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43 (a)	1,497,703
401,074	Banc of America Mortgage Securities, 4.704% due 4/25/35 (g)	400,570
2,429,176	Bear Stearns ARM Trust, 5.783% due 2/25/36 (a)(g)	2,275,663
8,029,438	Bear Stearns Structured Products Inc., 3.495% due 9/25/37 (a)(f)(g)	7,648,039
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (g)	736,301
5,232,361	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (a)(f)	5,290,527
	Countrywide Alternative Loan Trust:
860,903	3.225% due 11/20/35 (g)	705,666
814,480	5.452% due 12/25/35 (g)	667,242
1,793,450	3.165% due 1/25/36 (a)(g)	1,464,381
760,990	3.195% due 1/25/36 (g)	619,191
1,028,233	3.105% due 7/25/46 (g)	786,255
432,425	Countrywide Home Loans Pass-Through Certificates, 5.717% due 5/20/36 (g)	408,069
	Downey Savings & Loan Association Mortgage Loan Trust:
1,664,582	4.996% due 4/19/36 (g)	1,058,180
639,604	3.010% due 3/19/45 (g)	510,283
98,643	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21 (c)	2,490
3,644	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19	3,967
15,327,986	First Union National Bank Commercial Mortgage, IO, 0.810% due 5/17/32 (c)(g)	240,121
409,726	GMAC Mortgage Corporation Loan Trust, 5.056% due 9/19/35 (g)	395,908
8,274,940	Greenpoint Mortgage Funding Trust, 3.025% due 4/25/47 (a)(d)(g)	5,382,104
614,767	GSR Mortgage Loan Trust, 5.615% due 10/25/35 (g)	604,146
690,220	Harborview Mortgage Loan Trust, 3.150% due 1/19/35 (g)	604,989

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.6% (continued)
630,907	Impac CMB Trust, 3.215% due 8/25/35 (g)	$495,922
	Indymac Index Mortgage Loan Trust:
613,428	6.843% due 3/25/35 (g)	490,742
3,865,652	5.993% due 8/25/37 (a)(g)	2,744,613
975,355	3.105% due 5/25/46 (g)	766,751
5,802,825	3.095% due 6/25/47 (a)(g)	4,522,006
852,594	JP Morgan Mortgage Trust, 4.965% due 8/25/35 (g)	827,805
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (a)(g)	1,200,915
756,014	Lehman XS Trust, 3.175% due 12/25/35 (g)	543,192
4,760,434	Luminent Mortgage Trust, 3.085% due 5/25/46 (a)(g)	3,725,665
	MASTR ARM Trust:
494,364	4.848% due 1/25/36 (g)	475,137
3,699,206	3.105% due 4/25/46 (a)(g)	2,911,833
2,612,458	Merit Securities Corp., 4.386% due 9/28/32 (a)(f)(g)	2,425,221
94,977	Merrill Lynch Mortgage Investors Inc., 4.514% due 12/25/34 (g)	89,954
2,740,000	Merrill Lynch Mortgage Trust, 5.842% due 5/12/39 (a)(g)	2,757,017
	Morgan Stanley Mortgage Loan Trust:
807,678	5.348% due 10/25/34 (g)	776,109
5,190,995	5.477% due 6/25/36 (a)(d)(g)	4,996,177
4,566,194	Novastar Mortgage-Backed Notes, 3.085% due 9/25/46 (a)(g)	3,582,889
2,086,878	Residential Accredit Loans Inc., 5.996% due 1/25/36 (a)(g)	1,680,702
	Structured Asset Mortgage Investments Inc.:
435,926	7.373% due 8/25/35 (g)	414,130
623,922	3.105% due 5/25/36 (g)	484,606
5,211,061	3.085% due 7/25/46 (a)(g)	3,543,454
	Thornburg Mortgage Securities Trust:
2,823,525	6.216% due 9/25/37 (a)(g)	2,654,799
3,046,949	6.222% due 9/25/37 (a)(g)	2,862,584
844,487	3.125% due 12/25/45 (d)(g)	746,678
	Washington Mutual Inc.:
821,198	4.918% due 8/25/35 (g)	799,909
406,067	4.833% due 10/25/35 (g)	397,582
896,406	5.056% due 12/25/35 (g)	869,765
462,548	5.937% due 9/25/36 (d)(g)	412,930
4,658,040	3.165% due 12/25/45 (a)(g)	3,875,916
1,443,135	3.185% due 12/25/45 (g)	1,202,891
452,878	Wells Fargo Mortgage Backed Securities Trust, 5.241% due 4/25/36 (g)	446,460
3,220,024	Zuni Mortgage Loan Trust, 3.025% due 8/25/36 (a)(g)	3,059,547

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $101,462,783)	88,085,696

CONVERTIBLE BOND & NOTE - 0.0%
Internet - 0.0%
150,000	Amazon.com Inc., 4.750% due 2/1/09 (Cost - $154,687)	164,437

MORTGAGE-BACKED SECURITIES - 17.7%
FHLMC - 4.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
487,903	5.360% due 2/1/36 (g)	497,418
	Gold:
492	6.000% due 10/1/10	507
68,636	7.000% due 7/1/11-8/1/30	72,740
567,914	6.500% due 9/1/31-12/1/31	592,776
498,010	5.500% due 11/1/35	502,147

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†		SECURITY	VALUE
FHLMC - 4.3% (continued)
28,800,000		5.000% due 5/13/38 (i)	$28,300,493

		TOTAL FHLMC	29,966,081

FNMA - 11.3%
		Federal National Mortgage Association (FNMA):
1,866,115		6.500% due 4/1/15-5/1/31	1,946,051
1,400,192		5.500% due 10/1/16-12/1/16	1,434,787
3,158,884		5.500% due 11/1/16-8/1/37 (a)	3,197,051
41,250,000		5.000% due 5/19/23-5/13/38 (i)	40,533,096
15,800,000		5.500% due 5/19/23-5/13/38 (i)	16,050,404
500,000		6.000% due 5/19/23 (i)	514,922
1,622,242		7.000% due 8/1/29-5/1/32	1,727,387
2,629,669		7.500% due 9/1/29-3/1/32	2,832,943
4,417		8.000% due 2/1/31	4,780
10,543,239		6.000% due 4/1/32-6/1/32 (a)	10,845,164
88,701		6.000% due 11/1/37	90,779

		TOTAL FNMA	79,177,364

GNMA - 2.1%
		Government National Mortgage Association (GNMA):
2,856,416		6.500% due 5/15/28-10/15/31	2,986,003
2,146,926		7.000% due 3/15/29-3/15/32	2,299,113
769,158		7.500% due 1/15/30-9/15/31	827,448
3,351,142		6.500% due 8/15/34 (a)	3,488,759
5,100,000		5.000% due 5/20/38 (i)	5,048,204

		TOTAL GNMA	14,649,527

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $123,169,980)	123,792,972

SOVEREIGN BONDS - 4.9%
Brazil - 1.0%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	557
12,699,000	BRL	9.762% due 7/1/10 (a)	6,974,544

		Total Brazil	6,975,101

Indonesia - 0.4%
26,474,000,000	IDR	Republic of Indonesia, Series FR40, 11.000% due 9/15/25 (a)	2,409,051

Italy - 0.8%
4,750,000		Region of Lombardy, 5.804% due 10/25/32 (a)	5,175,125

Mexico - 0.5%
		United Mexican States:
53,000		10.375% due 2/17/09	55,949
		Medium-Term Notes, Series A:
380,000		5.625% due 1/15/17	399,475
2,810,000		6.750% due 9/27/34 (a)	3,122,613

		Total Mexico	3,578,037

Russia - 1.5%
		Russian Federation:
365,000		11.000% due 7/24/18 (f)	528,337
8,853,180		7.500% due 3/31/30 (a)(f)	10,181,157

		Total Russia	10,709,494

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT†		SECURITY	VALUE
Supranational - 0.1%
875,000		Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (a)	$917,037

Turkey - 0.6%
		Republic of Turkey:
2,580,000	TRY	10.000% due 2/15/12 (a)	2,218,058
2,580,000	TRY	16.000% due 3/7/12 (a)	1,894,579

		Total Turkey	4,112,637

		TOTAL SOVEREIGN BONDS (Cost - $32,526,702)	33,876,482

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Agencies - 0.4%
		Federal Home Loan Bank (FHLB):
		Bonds:
190,000		5.000% due 12/21/15	201,267
70,000		4.750% due 12/16/16	72,809
420,000		Global Bonds, 5.500% due 7/15/36	456,570
910,000		Federal Home Loan Mortgage Corp. (FHLMC), 3.625% due 5/29/13 (a)	910,576
630,000		Federal National Mortgage Association (FNMA), 5.550% due 2/16/17	655,263
30,000		Tennessee Valley Authority, 5.980% due 4/1/36	33,682

		Total U.S. Government Agencies	2,330,167

U.S. Government Obligations - 0.1%
490,000		U.S. Treasury Bonds, 4.375% due 2/15/38	480,622
1,200,000		U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.262% due 5/15/30	431,983

		Total U.S. Government Obligations	912,605

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,123,415)	3,242,772

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.4%
		U.S. Treasury Bonds, Inflation Indexed:
2,010,081		2.375% due 1/15/25 (a)	2,115,297
7,788,255		2.375% due 1/15/27 (a)	8,192,278
3,233,247		1.750% due 1/15/28 (a)	3,083,205
2,253,300		3.875% due 4/15/29 (a)	2,937,213
703,587		3.375% due 4/15/32 (a)	888,059
		U.S. Treasury Notes, Inflation Indexed:
1,919,664		2.000% due 1/15/16 (a)	2,016,999
1,006,214		2.500% due 7/15/16 (a)	1,097,157
1,794,867		2.375% due 1/15/17 (a)	1,937,055
1,256,211		2.625% due 7/15/17 (a)	1,382,519

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $22,719,870)	23,649,782

SHARES		SECURITY	VALUE
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
1,533,221		Home Interiors & Gifts Inc. (c)(d)*	2
2,998		Mattress Discounters Corp. (c)(d)*	0

		TOTAL CONSUMER DISCRETIONARY	2

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
24,971		Aurora Foods Inc. (c)(d)*	0

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

SHARES	SECURITY	VALUE
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
2,433	Axiohm Transaction Solutions Inc. (c)(d)*	$0
MATERIALS - 0.0%
Chemicals - 0.0%
1	Pliant Corp. (c)(d)*	0
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
3,736	McLeodUSA Inc., Class A Shares (c)(d)*	0
19,250	Pagemart Wireless (c)(d)*	192
	TOTAL TELECOMMUNICATION SERVICES	192
	TOTAL COMMON STOCKS (Cost - $801,677)	194
PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
1	ION Media Networks Inc., Series B *	450
FINANCIALS - 0.6%
Diversified Financial Services - 0.0%
	TCR Holdings Corp.:
841	Class B Shares (c)(d)*	1
462	Class C Shares (c)(d)*	0
1,218	Class D Shares (c)(d)*	1
2,521	Class E Shares (c)(d)*	3
		5
Thrifts & Mortgage Finance - 0.6%
92,225	Federal Home Loan Mortgage Corp. (FHLMC) (a)	2,360,960
62,800	Federal National Mortgage Association (FNMA) (a)	1,572,512
3,200	Federal National Mortgage Association (FNMA)	149,600
	Total Thrifts & Mortgage Finance	4,083,072
	TOTAL FINANCIALS	4,083,077
UTILITIES - 0.0%
Electric Utilities - 0.0%
5,200	AES Trust III	246,480
	TOTAL PREFERRED STOCKS (Cost - $4,316,035)	4,330,007
CONVERTIBLE PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
139,850	General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33 (a) (Cost - $3,376,830)	2,599,811
ESCROWED SHARES - 0.0%
375,000	Pillowtex Corp., 9.000% (c)(d)* (Cost - $0)	0

NOTIONAL PAR
PURCHASED OPTIONS - 0.0%
2,000,000	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.HVOL.9 Index, Call @ 3.45%, expires 5/20/08 (d)	77,000
2,600,000	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.HVOL.9 Index, Call @ 4.20%, expires 5/20/08 (d)	175,240

CONTRACTS
53,000	U.S. Treasury 10-Year Notes Futures, Call @ $145.00, expires 5/23/08	828

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

CONTRACTS		SECURITY	VALUE
PURCHASED OPTIONS - 0.0% (continued)
11,000		U.S. Treasury Bond Future, Call @ $120.00, expires 5/23/08	$3,266

		TOTAL PURCHASED OPTIONS (Cost - $124,957)	256,334

WARRANTS
WARRANTS - 0.0%
2,095		Cybernet Internet Services International Inc., Expires 7/1/09 (c)(d)*	0
1,780		GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (c)(d)*	0
1,000		IWO Holdings Inc., Expires 1/15/11 (c)(d)*	0
250		Jazztel PLC, Expires 7/15/10 (c)(d)*	0
200		Leap Wireless International Inc., Expires 4/15/10 (c)(d)*	0
1,865		Merrill Corp., Class B Shares, Expires 5/1/09 (c)(d)*	0
2,521		Pillowtex Corp., Expires 11/24/09 (c)(d)*	0

		TOTAL WARRANTS (Cost - $341,522)	0

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $823,949,406)	752,196,438

FACE AMOUNT†
SHORT-TERM INVESTMENTS - 4.0%
Sovereign Bonds - 1.9%
120,000	MYR	Bank Negara Malaysia Islamic Notes, zero coupon bond to yield 3.282% due 9/25/08	37,493
		Bank Negara Malaysia Monetary Notes:
1,323,000	MYR	Zero coupon bond to yield 3.315% due 7/17/08	415,903
7,698,000	MYR	Zero coupon bond to yield 3.268% due 8/28/08	2,411,229
1,850,000	MYR	Series 3107, zero coupon bond to yield 3.422% due 5/8/08	585,245
		Egypt Treasury Bills:
44,125,000	EGP	Zero coupon bond to yield 6.804% due 10/28/08	7,946,608
9,700,000	EGP	Zero coupon bond to yield 6.861% due 11/11/08	1,741,845

		Total Sovereign Bonds (Cost - $12,839,305)	13,138,323

U.S. Government Agency - 1.0%
7,357,000		Federal National Mortgage Association (FNMA), Discount Notes, 1.825% -, 2.027% due 12/15/08 (j)(k) (Cost - $7,272,370)	7,262,183

Repurchase Agreement - 1.1%
7,360,000		Morgan Stanley tri-party repurchase agreement dated 4/30/08, 1.950% due 5/1/08; Proceeds at maturity - $7,360,399; (Fully collateralized by U.S. government agency obligations, 2.700% due 9/3/08; Market value - $7,539,410) (a) (Cost - $7,360,000)	7,360,000

		TOTAL SHORT-TERM INVESTMENTS (Cost - $27,471,675)	27,760,506

		TOTAL INVESTMENTS - 111.8% (Cost - $851,421,081#)	779,956,944
		Liabilities in Excess of Other Assets - (11.8)%	(82,317,870)

		TOTAL NET ASSETS - 100.0%	$697,639,074

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, written options, swap contracts, forward foreign currency contracts, and securities traded on a to-be-announced (“TBA”) basis.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Illiquid security.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

(e)	Security is currently in default.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a TBA basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
EGP	— Egyptian Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
MYR	— Malaysian Ringgit
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TRY	— New Turkish Lira

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
21	Eurodollar Futures, Put	6/16/08	$95.50	$131
62	Eurodollar Futures, Put	6/16/08	96.25	388
105	Eurodollar Futures, Put	6/16/08	96.13	656
43	Eurodollar Futures, Put	6/16/08	96.75	806
140	Eurodollar Futures, Put	6/16/08	97.25	27,125
161	Eurodollar Futures, Put	6/16/08	97.75	176,094
31	Eurodollar Futures, Put	9/15/08	97.00	8,525
247	Eurodollar Futures, Put	9/15/08	97.75	313,381
64	U.S. Treasury Bonds Futures, Call	5/23/08	118.00	43,000
21	U.S. Treasury Bonds Futures, Put	5/23/08	110.00	984
61	U.S. Treasury Bonds Futures, Put	5/23/08	117.00	84,828
174	U.S. Treasury Bonds Futures, Put	5/23/08	115.00	146,813
133	U.S. Treasury 10-Year Notes Futures, Put	5/23/08	115.00	97,672
42	U.S. Treasury 5-Year Notes Futures, Put	5/23/08	112.00	26,250
92	U.S. Treasury 5-Year Notes Futures, Put	5/23/08	113.00	115,719
20	U.S. Treasury 10-Year Notes Futures, Call	5/23/08	123.00	312
29	U.S. Treasury 10-Year Notes Futures, Call	5/23/08	119.00	2,719
53	U.S. Treasury 10-Year Notes Futures, Call	5/23/08	117.00	17,391
396	U.S. Treasury 10-Year Notes Futures, Call	5/23/08	118.00	61,875
25	U.S. Treasury 10-Year Notes Futures, Call	8/22/08	117.00	20,187
49	U.S. Treasury 10-Year Notes Futures, Call	8/22/08	116.50	53,594
192	U.S. Treasury 10-Year Notes Futures, Call	8/22/08	118.00	123,000
31	U.S. Treasury 10-Year Notes Futures, Put	5/23/08	112.50	3,875
208	U.S. Treasury 10-Year Notes Futures, Put	5/23/08	113.00	35,750
53	U.S. Treasury 10-Year Notes Futures, Put	5/23/08	116.00	50,516
183	U.S. Treasury 10-Year Notes Futures, Put	5/23/08	117.00	337,406
Notional Par			Strike Rate
$100,000	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.HVOL.10 Index, Call (d)	5/20/08	2.70%	1,900
1,000,000	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.HVOL.10 Index, Call (d)	6/20/08	2.20	7,000
2,000,000	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.HVOL.10 Index, Call (d)	6/20/08	2.25	16,200
100,000	Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Dow Jones CDX.NA.IG.HVOL.10 Index, Call (d)	5/20/08	2.40	910

	Total Options Written (Premiums Received - $2,163,115)			$1,775,007

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Diversified Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in market value of portfolio securities, as a substitute for buying and selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(j) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

(k) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(n) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are

Notes to Schedule of Investments (unaudited) (continued)

translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,902,044
Gross unrealized depreciation	(84,366,181)

Net unrealized depreciation	$(71,464,137)

At April 30, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	15	6/08	$1,507,650	$1,493,100	$(14,550)
Eurodollar	618	6/08	149,715,932	150,367,125	651,193
Eurodollar	261	9/08	63,611,330	63,494,775	(116,555)
Eurodollar	173	3/09	42,008,603	41,950,338	(58,265)
Eurodollar	157	6/09	38,352,560	38,005,775	(346,785)
Germany Federal Republic 10-Year Bonds	426	6/08	77,570,100	75,643,589	(1,926,511)
U.S. Treasury Bonds	51	6/08	6,039,833	5,961,422	(78,411)
U.S. Treasury 5-Year Notes	294	6/08	33,465,283	32,923,406	(541,877)

					$(2,431,761)

Contracts to Sell:
Australian Dollar	29	6/08	$2,648,570	$2,729,190	$(80,620)
British Pound	182	6/08	22,611,453	22,555,488	55,965
Euro	17	6/08	3,247,990	3,316,913	(68,923)
Eurodollar	4	12/08	976,230	971,000	5,230
Eurodollar	10	9/09	2,423,825	2,416,375	7,450
U.S. Treasury 2-Year Notes	1	6/08	213,120	212,687	433
U.S. Treasury 10-Year Notes	104	6/08	12,201,652	12,044,500	157,152

					76,687

Net Unrealized Loss on Open Futures Contracts					$(2,355,074)

At April 30, 2008, the Fund had the following open forward foreign currency contracts:

	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Indian Rupee	14,378,000	$353,627	6/16/08	$(1,298)
Indian Rupee	43,079,400	1,059,538	6/16/08	(6,520)

Notes to Schedule of Investments (unaudited) (continued)

Indian Rupee	14,359,800	353,179	6/16/08	(1,602)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(9,420)

At April 30, 2008, the Fund held TBA securities with a total cost of $90,888,347.

At April 30, 2008, written option transactions for the Fund were as follows:

	Number of Contracts / Notional Par	Premiums
Options written, outstanding July 31, 2007	3,308	$1,196,382
Options written	13,116,081	9,133,660
Options closed	(603,564)	(2,163,620)
Options expired	(9,313,189)	(6,003,307)

Options written, outstanding April 30, 2008	3,202,636	$2,163,115

At April 30, 2008, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	10/3/07
Notional Amount:	$13,500,000
Payments Made by Fund:	Floating Rate (Three-Month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.000%
Termination Date:	3/19/18
Unrealized Appreciation:	$881,844

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	11/16/07
Notional Amount:	$3,956,000
Payments Made by Fund:	Floating Rate (Three-Month LIBOR)
Payments Received by Fund:	Fixed Rate, 4.400%
Termination Date:	5/31/12
Unrealized Appreciation:	$110,082

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	4/9/08
Notional Amount:	16,100,000 EUR
Payments Made by Fund:	Floating Rate (Six-Month EURIBOR)
Payments Received by Fund:	Fixed Rate, 4.280%
Termination Date:	4/11/10
Unrealized Depreciation:	$(99,612)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	4/9/08
Notional Amount:	3,300,000 EUR
Payments Made by Fund:	Fixed Rate, 4.466%
Payments Received by Fund:	Floating Rate (Six-Month EURIBOR)
Termination Date:	4/11/18
Unrealized Appreciation:	$44,006

Notes to Schedule of Investments (unaudited) (continued)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	4/10/08
Notional Amount:	12,300,000 EUR
Payments Made by Fund:	Floating Rate (Six-Month EURIBOR)
Payments Received by Fund:	Fixed Rate, 4.254%
Termination Date:	4/14/10
Unrealized Depreciation:	$(85,035)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	4/10/08
Notional Amount:	2,600,000 EUR
Payments Made by Fund:	Fixed Rate, 4.440%
Payments Received by Fund:	Floating Rate (Six-Month EURIBOR)
Termination Date:	4/14/18
Unrealized Appreciation:	$43,228

At April 30, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	10/11/07
Reference Entity:	CDX North America Crossover Index
Notional Amount:	$1,800,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	0.750% quarterly
Termination Date:	6/12/12
Unrealized Depreciation:	$(74,257)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	11/2/07
Reference Entity:	Juneau Investments LLC, 5.900% due 2/22/21
Notional Amount:	$120,000
Payments Made by Fund:	3.600% quarterly
Payments Received by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Depreciation:	$(15,977)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA Insurance Corp., 5.376% due 10/6/10

Notional Amount:	$150,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	3.050% quarterly
Termination Date:	12/20/12
Unrealized Depreciation:	$(21,314)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	11/8/07
Reference Entity:	CDX North America Crossover Index

Notes to Schedule of Investments (unaudited) (continued)

Notional Amount:	$1,500,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	1.400% quarterly
Termination Date:	12/20/12
Unrealized Depreciation:	$(17,851)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	11/2/07
Reference Entity:	Juneau Investments LLC, 5.900% due 2/22/21
Notional Amount:	$190,000
Payments Made by Fund:	3.600% quarterly
Payments Received by Fund:	Payment only if credit event occurs
Termination Date:	12/20/12
Unrealized Depreciation:	$(25,297)

Swap Counterparty:	Credit Suisse First Boston Inc.
Effective Date:	1/9/08
Reference Entity:	ABX.HE.AAA.06-1 Index
Notional Amount:	$600,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	0.180% monthly
Termination Date:	7/25/45
Unrealized Appreciation:	$7,657*

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA Insurance Corp., 5.376% due 10/6/10
Notional Amount:	$220,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	3.100% quarterly
Termination Date:	12/20/12
Unrealized Depreciation:	$(30,950)

Swap Counterparty:	Barclay’s Capital Inc.
Effective Date:	4/21/08
Reference Entity:	CDX North America Crossover Index
Notional Amount:	$24,000,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	1.400% quarterly
Termination Date:	12/20/12
Unrealized Appreciation:	$247,568

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

At April 30, 2008, the Fund had total unrealized appreciation of $964,092 from swap contracts.

3. Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair

Notes to Schedule of Investments (unaudited) (continued)

value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its October 31, 2008 Form N-Q.

***

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 20, 2008

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	June 20, 2008